                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)     November 30, 2004
                                                     --------------------------

                                BRIGHTPOINT, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    0-23494                          35-1778566
--------------------------------------------------------------------------------
            (Commission File Number)     (IRS Employer Identification No.)


         501 Airtech Parkway, Plainfield, Indiana                 46168
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

                                 (317) 707-2355
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 30, 2004 Brightpoint, Inc., an Indiana corporation (the "Company") issued a press release announcing that its Board of Directors had approved a share repurchase program authorizing the Company to repurchase up to $20 million of the Company's common shares. This $20 million share repurchase program is in addition to the $20 million share repurchase program that was announced and completed in the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 EXHIBITS

(c)      Exhibits

         99.1     Press Release of Brightpoint, Inc. dated November 30, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 BRIGHTPOINT, Inc.
                                 (Registrant)

                                 By: /s/ STEVEN E. FIVEL
                                     -------------------------------------
                                    Steven E. Fivel
                                    Executive Vice President and General Counsel

Date:  November 30, 2004